                                                                    EXHIBIT 10.1


                        AGREEMENT AND THIRD AMENDMENT
                   TO AMENDED AND RESTATED CREDIT AGREEMENT


     THIS AGREEMENT and Third Amendment to Amended and Restated Credit Agreement, hereinafter referred to as this "Amendment", dated as of October 6, 2000, is made and entered into by and among ARCHSTONE COMMUNITIES TRUST, a Maryland real estate investment trust (the "Borrower"), the financial
                                            --------
institutions (including Chase, the Syndication Agent and the Documentation Agent, the "Lenders") which are now or may hereafter become signatories hereto,
            -------
THE CHASE MANHATTAN BANK, a New York banking corporation, successor by merger to CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association ("Chase"), as administrative agent for Lenders (in such capacity, "Agent"),
  -----                                                            -----
MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as syndication agent for Lenders (in such capacity, "Syndication Agent"), and WELLS FARGO BANK, NATIONAL ASSOCIATION,
                -----------------
as documentation agent for the Lenders (in such capacity, "Documentation
                                                           -------------
Agent").
-----

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, the Borrower, the Agent, the Syndication Agent, the Documentation Agent and the Lenders have entered into an Amended and Restated Credit Agreement dated as of July 7, 1998 (the "Credit Agreement"); and

     WHEREAS, the Borrower, the Agent, the Syndication Agent, the Documentation Agent and the Lenders desire to amend the Credit Agreement in certain respects;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the Borrower, the Agent, the Syndication Agent, the Documentation Agent and the Lenders do hereby agree as follows:

     Section 1.  The aggregate Commitment is reduced to $600,000,000.00
     ---------
effective as of October 6, 2000. Each Lenders' Lender Commitment and its Percentage shall be as set forth opposite the Lender's name on its signature page of this Amendment.

     Section 2.  Section 8.1(b)(ii) of the Credit Agreement is hereby amended to
     ---------
be and read as follows:

          (ii) increase the Commitment above $600,000,000.00,

     Section 3.  Borrower represents and warrants that the representations and
     ---------
warranties contained in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date. Borrower hereby certifies that no event has occurred and is continuing which constitutes an Event of Default under the Credit Agreement or which upon the giving of notice or the lapse of time or both would constitute such an Event of Default.

     Section 4.  Except as expressly amended hereby, the Credit Agreement and
     ---------
the other Credit Documents shall remain in full force and effect. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Credit Documents are in all respects ratified and confirmed and remain in full force and effect.

     Section 5.  The term "Credit Agreement" as used in the Credit Agreement,
     ---------
the other Credit Documents or any other instrument, document or writing furnished to the Agent or the Lenders by the Borrower shall mean the Credit Agreement as hereby amended.

     Section 6.  This Amendment (a) shall be binding upon the Borrower, the
     ---------
Agent and the Lenders and their respective successors and assigns (provided, however, no party may assign its rights hereunder except in accordance with the Credit Agreement); (b) may be modified or amended only in accordance with the Credit Agreement; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first set forth herein.

                                    ARCHSTONE COMMUNITIES TRUST



                                    By:_________________________
                                    Name:_______________________
                                    Title:______________________

Lender Commitment $48,000,000.00
Percentage:  8.000000000%           THE CHASE MANHATTAN BANK,
                                    as Agent and as a Lender



                                    By:_________________________
                                    Name:_______________________
                                    Title:______________________

Lender Commitment $48,000,000.00
Percentage:  8.000000000%           MORGAN GUARANTY TRUST
                                    COMPANY OF NEW YORK

                                    By:_________________________
                                    Name:_______________________
                                    Title:______________________

Lender Commitment $53,333,000.00
Percentage:  8.888833333%           WELLS FARGO BANK, NATIONAL
                                    ASSOCIATION



                                    By:_________________________
                                    Name:_______________________
                                    Title:______________________

Lender Commitment $32,000,000.00
Percentage:  5.333333333%           GUARANTY FEDERAL BANK, F.S.B.


                                    By:_________________________
                                    Name:_______________________
                                    Title:______________________

Lender Commitment $16,000,000.00
Percentage:  2.666666667%           WELLS FARGO-SANTA FE


                                    By:_________________________
                                    Name:_______________________
                                    Title:______________________

Lender Commitment $48,000,000.00
Percentage:  8.000000000%           COMMERZBANK
                                    AKTIENGESELLSCHAFT, LOS
                                    ANGELES BRANCH


                                    By:_________________________
                                    Name:_______________________
                                    Title:______________________


                                    By:_________________________
                                    Name:_______________________
                                    Title:______________________

Lender Commitment $48,000,000.00
Percentage:  8.000000000%           BANK OF AMERICA, N.A.


                                    By:_________________________
                                    Name:_______________________
                                    Title:______________________

Lender Commitment $32,000,000.00
Percentage:  5.333333333%           FLEET NATIONAL BANK


                                    By:_________________________
                                    Name:_______________________
                                    Title:______________________

Lender Commitment $20,000,000.00
Percentage:  3.333333333%           BANK HAPOALIM, B.M.,
                                    San Francisco Branch


                                    By:_________________________
                                    Name:_______________________
                                    Title:______________________


                                    By:_________________________
                                    Name:_______________________
                                    Title:______________________

Lender Commitment $20,000,000.00
Percentage:  3.333333333%           BANK ONE, NA


                                    By:_________________________
                                    Name:_______________________
                                    Title:______________________

Lender Commitment $28,000,000.00
Percentage:  4.666666667%                    UNION BANK OF CALIFORNIA, N.A.


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

Lender Commitment $16,000,000.00
Percentage:  2.666666667%                    BANK OF MONTREAL, CHICAGO
                                             BRANCH


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

Lender Commitment $20,000,000.00
Percentage:  3.333333333%                    SUMMIT BANK


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

Lender Commitment $20,000,000.00
Percentage:  3.333333333%                    DG BANK DEUTSCHE
                                             GENOSSENSCHAFTSBANK, CAYMAN
                                             ISLAND BRANCH


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

Lender Commitment $16,000,000.00
Percentage:  2.666666667%                    DRESDNER BANK AG NEW YORK
                                             BRANCH


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

Lender Commitment $28,000,000.00
Percentage:  4.666666667%                    WACHOVIA BANK, N.A.


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

Lender Commitment $32,000,000.00
Percentage:  5.333333333%                    FIRST UNION NATIONAL BANK


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

Lender Commitment $16,000,000.00
Percentage:  2.666666667%                    MELLON BANK, N.A.


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

Lender Commitment $8,000,000.00
Percentage:  1.333333333%                    BANK OF IRELAND


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

Lender Commitment $20,000,000.00
Percentage:  3.333333333%                    AMSOUTH BANK


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

Lender Commitment $20,000,000.00
Percentage:  3.333333333%                    BAYERISCHE HYPOTHEKEN UND
                                             VEREINSBANK AG


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________

Lender Commitment $10,667,000.00
Percentage:  1.777833333%                    SOUTHTRUST BANK, NATIONAL
                                             ASSOCIATION


                                             By:________________________________
                                             Name:______________________________
                                             Title:_____________________________



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